UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 11, 2017

APACHE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-4300	41-0747868
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2000 Post Oak Boulevard, Suite 100

Houston, Texas 77056-4400

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (713) 296-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 11, 2017, the board of directors (the “Board”) of Apache Corporation (“Apache”) amended Apache’s Bylaws (the “Bylaws”), effective immediately, to provide that the Board shall annually elect the chief executive officer, president, one or more executive vice presidents, each other executive “officer” for purposes of Section 16 of the Securities Exchange Act of 1934, as amended, secretary, controller, treasurer and head of internal audit and to make other non-substantive language and conforming changes and other technical edits.

The foregoing description of the amendments to the Bylaws does not purport to be complete and is qualified in its entirety by reference to the Bylaws, as amended, a copy of which is filed herewith as Exhibit 3.1 and incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

At the annual meeting of stockholders of Apache held on May 11, 2017, there were 380,434,058 shares of Apache common stock, par value $0.625 per share, eligible to vote, of which 348,289,350 shares, or 91.55 percent, were voted.

The matters voted upon, the number of votes cast for or against, as well as the number of abstentions and broker non-votes as to such matters, were as stated below:

•	The following nominees for directors were elected to serve one-year terms expiring at the 2018 annual meeting of stockholders, by the majority of shares voted, excluding abstentions:

Nominee	For	Against	Abstentions	Broker Non- Votes
Annell R. Bay	312,285,055	2,716,684	614,658	32,672,953
John J. Christmann IV	312,669,669	2,464,223	482,505	32,672,953
Chansoo Joung	312,293,536	2,705,709	617,152	32,672,953
William C. Montgomery	311,641,653	3,357,126	617,618	32,672,953
Amy H. Nelson	312,103,930	2,903,287	609,180	32,672,953
Daniel W. Rabun	312,817,561	2,182,159	616,677	32,672,953
Peter A. Ragauss	312,717,526	2,269,952	628,919	32,672,953

•	The appointment of Ernst & Young LLP as Apache’s independent auditors for fiscal year 2017 was ratified by the majority of shares voted, including abstentions:

For	Against	Abstentions	Broker Non-Votes
345,035,395	2,653,909	600,046	0

•	In a non-binding advisory vote to approve the compensation of Apache’s named executive officers as disclosed in Apache’s 2017 proxy statement (commonly known as “say on pay”), the compensation of Apache’s named executive officers was approved by the majority of shares voted, including abstentions:

For	Against	Abstentions	Broker Non-Votes
301,533,942	13,309,702	769,157	32,676,549

•	The frequency of “one year” for future non-binding advisory votes to approve the compensation of Apache’s named executive officers (commonly known as “say when on pay”) was approved by a plurality of shares voted, including abstentions:

1 Year	2 Years	3 Years	Abstentions	Broker Non- Votes
294,874,319	707,229	19,502,237	532,116	32,673,449

After the annual meeting, the Board considered the outcome of this vote and determined that Apache will hold future non-binding advisory votes to approve the compensation of Apache’s named executive officers every year until the Board otherwise determines that a different frequency for such non-binding advisory vote is in the best interest of Apache or until the next required vote on the frequency of such votes.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

3.1	Bylaws of Apache Corporation (as amended May 11, 2017).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APACHE CORPORATION

Date: May 16, 2017	/s/ Rajesh Sharma
Name: Rajesh Sharma
Title: Corporate Secretary

INDEX TO EXHIBITS

Exhibit No.	Description

3.1	Bylaws of Apache Corporation (as amended May 11, 2017).